PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated January 27, 2023,
to
Prospectuses dated May 1, 2022
for
PruLife® Custom Premier II, VUL Protector®, and PruLife® SVUL Protector® Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Effective January 23, 2023, the AST BlackRock Global Strategies Portfolio (“the merging Fund”) merged into the AST J.P. Morgan Tactical Preservation Portfolio (“the successor Fund”). All assets in the merging Fund have automatically transferred to the successor Fund. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund have been automatically updated to replace the merging Fund with the successor Fund. All references to AST BlackRock Global Strategies Portfolio in APPENDIX A: Funds Available Under the Contract are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP190
PCP2, PCP214, PCP215, PCP219, PCP2NJ, PCP2NJ14, PCP2NJ15, PCP2NJ19, VULP, VULP14, VULP15, VULP18, VULPNJ18, VULP21, VULPNJ21,
SVULP, SVULPNJ, SVULP20, SVULPNJ20, SVULP21, SVULPNJ21